                                                       EXHIBIT 21


               MONTHLY CERTIFICATEHOLDERS' STATEMENT

                    Discover Card Trust 1993 B

               -------------------------------------
                           CREDIT CARD

                    PASS-THROUGH CERTIFICATES
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      Under the Pooling and Servicing Agreement dated as of Feb. 1, 1993 (the "Agreement") by and among Greenwood Trust Company (the "Servicer") , Discover Receivables Financing Group and Wilmington Trust Company, as Trustee ,the Servicer
is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of March 15, 2000 , and with respect to the performance of the Trust during the Due Period ended in February 29, 2000 ,is set forth below. Certain of the infor-mation is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

     Information   Regarding  the  Current  Monthly  Distribution
(stated on the basis of $1,000 original principal amount).
----------------------------------------

1. The total  amount of the  distribution  to Class A Certificate-
   holders   on    March 15, 2000    , per  $1,000  interest .....
   ........................................... $        0.000000000

2. The total  amount of the  distribution  to Class B Certificate-
   holders  on     March 15, 2000    , per  $1,000  interest .....
   ........................................... $    1,005.916700000

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates , per
   $1,000 interest ........................... $        0.000000000

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates , per
   $1,000 interest ........................... $        5.916700000

5. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class A Certificates , per
   $1,000 interest ........................... $        0.000000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates , per
   $1,000 interest ........................... $    1,000.000000000


Information Regarding the Performance of the Trust.

1. Collections of Receivables.

  (a) The aggregate amount of Finance Charge Collections processed
      during the related Due Period .......... $       4,590,882.75

  (b) The  aggregate  amount  of  Principal Collections  processed
      during the related Due Period .......... $      60,951,552.15

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Investor Certificates ... $         322,739.06

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Investor Certificates ... $      49,218,378.36

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Class A Certificates .... $               0.00

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Class A Certificates .... $      44,744,534.43

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Class B Certificates .... $         322,739.06

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Class B Certificates .... $       4,473,843.93

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in
      respect of the Seller Certificate ...... $       4,268,143.69

  (j) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in
      respect of the Seller Certificate ...... $      11,733,173.79


2. Principal Receivables in the Trust;  Principal Funding Account.

  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in February 29, 2000 (which reflects the Principal Receivables represented by the
      Seller Certificate  and the Investor Certificates) .........
      ........................................ $     322,693,064.02

  (b) The  amount  of  Principal  Receivables  in  the Trust  rep-
      resented  by   the  Class  A  Certificates   (the  "Class  A
      Interest") as of  the Due Period Ended in  February 29, 2000
      ........................................ $               0.00

  (c) The  amount  of  Principal  Receivables  in  the Trust  rep-
      resented  by   the  Class  B  Certificates   (the  "Class  B
      Interest") as of  the Due Period Ended in  February 29, 2000
      ........................................ $               0.00

  (d) The Class A Interest and the Class B Interest set forth in paragraph 2 (b) and 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in
      paragraph 2 (a) above ..................                 0.00%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables
      set forth in paragraph 2 (a) above .....                 0.00%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables
      set forth in paragraph 2 (a) above .....                 0.00%

  (g) The Aggregate Invested Amount as of the end of the current
      Distribution Date ...................... $               0.00

  (h) The Invested Amount as of the end of the current
      Distribution Date with respect to the Class A
      Certificates ........................... $               0.00

  (i) The Invested Amount as of the end of the current
      Distribution Date with respect to the Class B
      Certificates ........................... $               0.00

  (j) The total amount to be deposited into the Principal
      Funding Account in respect of Principal Collections
      on such Distribution Date .............. $      23,000,000.00

  (k) The amount of the deposit referred to in paragraph 2(j)
      which was allocated in respect of the Class A
      Certificates ........................... $                       0.00

  (l) The amount of the deposit referred to in paragraph 2(j)
      into the Principal Funding Account on such Distribtion
      Date which was allocated in respect of the Class B
      Certificates ........................... $              23,000,000.00

  (m) The total amount on deposit in the Principal Funding
      Account on such Distribution Date
      (after giving effect to the deposit referred to in
      paragraph 2(j) ......................... $                       0.00

  (n) The total amount on deposit in the Principal Funding
      Account on such Distribution Date for the benefit
      of the Class A Certificates
      (after giving effect to the deposit referred to in
      paragraph 2(k) ......................... $                       0.00

  (o) The total amount on deposit in the Principal Funding
      Account on such Distribution Date for the benefit
      of the Class B Certificates
      (after giving effect to the deposit referred to in
      paragraph 2(l) ......................... $                       0.00

  (p) The total amount of Investment Income since the last
      Distribution Date ...................... $                       0.00

  (q) The total amount of Investment Income since the last
      Distribution Date in respect of the Class A
      Certificates ........................... $                       0.00

  (r) The total amount of Investment Income since the last
      Distribution Date in respect of the Class B
      Certificates ........................... $                       0.00

  (s) The Deficit Accumulation Amount (after giving effect to
      the deposit referred in paragraph 2(j)...$                       0.00


3. Interest Funding Account.


  (a) The total amount to be deposited into the Interest
      Funding Account in respect of Certificate Interest on
      such Distribution Date ................. $                 136,083.33

  (b) The   amount of Certificate Interest to be deposited
      into the Interest Funding Account on such Distribution Date
      in respect of the Class A Certificates ..$                       0.00

  (c) The   amount of Certificate Interest to be deposited
      into the Interest Funding Account on such Distribtion Date
      in respect of the Class B Certificates ..$                 136,083.33

  (d) The total amount on deposit in the Interest Funding
      Account in respect of Certificate Interest on such
      Distribution Date  (after giving effect to the deposit
      referred to in paragraph 3(a) .......... $                       0.00

  (e) The total amount of Certificate Interest on deposit
      in the Interest Funding Account on such Distribution
      Date in respect of the Class A Certificates
      (after giving effect to the deposit referred to in
      paragraph 3(b) ......................... $                       0.00

  (f) The total amount of Certificate Interest on deposit
      in the Interest Funding Account on such Distribution
      Date in respect of the Class B Certificates
      (after giving effect to the deposit referred to in
      paragraph 3(c) ......................... $                       0.00


4. Investor Charged-Off Amount.


  (a) The aggregate amount of Receivables charged-off as  uncolle-
      ctible during the  Due  Period   ended in February 29, 2000
      allocable  to  the  Investor  Certificates   (the  "Investor
      Charged-Off Amount") .................. $                   88,664.45

  (b) The aggregate amount of Receivables charged-off as  Uncolle-
      ctible during the  Due  Period   ended in February 29, 2000
      allocable  to  the  Class  A  Certificates    (the  "Class A
      Charged-Off Amount") .................. $                        0.00

  (c) The sum of (i) the aggregate amount of Receivables  charged-
      off   as   uncollectible     during    the   Due     Period
      ended   in   February 29, 2000 allocable to the Class B Cert-
      ficates and (ii) the sum of (a) the positive  difference, if any, between the Class B  Subordinated Payment  and  Class B
      Finance Charge Collections (less Class  B  Excess Servicing)
      and (b) the amount by  which the  Investor Interest  for the
      Class B Certificates is reduced pursuant to subsection 4.03(c)
      (i)(C)(the "Class B Charged-Off Amount") $                  88,664.45

  (d) The  Cumulative  Class  A  Charged-Off  Amount on ..........
      ............ March 15, 2000     ........ $                       0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on ..........
      ............ March 15, 2000     ........ $                       0.00

5. Investor losses; Reimbursement of Charge-Offs.


  (a) The   amount  of  Class  A  Investor  Loss , as  defined  in
      Section  4.06 (b) of the  Agreement , during the Due  Period
      ended   in   February 29, 2000 ......... $                       0.00

  (b) The  amount   of  Class  B  Investor  Loss , as  defined  in
      Section  4.06 (b) of the  Agreement , during the Due  Period
      ended   in   February 29, 2000 ......... $                       0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 5
      (a) above, per $1,000 interest  ( which will have the effect of reducing, pro rata, the amount of each Class A Certficate-
      holder's investment) ................... $                0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 5
      (b) above, per $1,000 interest  ( which will have the effect of reducing, pro rata, the amount of each Class B Certficate-
      holder's investment) ................... $                0.000000000

  (e) The  total  amount  reimbursed  to the  Trust in the  current
      month  pursuant  to  Section   4.06  (c) of   the  Agreement,
      if any, in respect of Class A Investor Losses in prior months
      ........................................ $                       0.00

  (f) The  total  amount  reimbursed  to the  Trust in the  current
      month  pursuant  to  Section   4.06  (c) of   the  Agreement,
      if any, in respect of Class B Investor Losses in prior months
      ........................................ $                       0.00

  (g) The amount set forth in paragraph  5 (e)  above,  per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A  Certificateholder's  investment)
      ........................................ $                0.000000000

  (h) The amount set forth in paragraph  5 (f)  above,  per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B  Certificateholder's  investment)
      ........................................ $                0.000000000

  (i) The  aggregate   amount  of   Class  A  Investor  Losses   in
      the Trust as of  the  end  of the day on    March 15, 2000
      ........................................ $                       0.00

  (j) The  aggregate   amount  of   Class  B  Investor  Losses   in
      the Trust as of  the  end  of the day on    March 15, 2000
      ........................................ $                       0.00

  (k) The amount set forth in  paragraph  5 (i) above , per $1,000 interest (which  will have had the effect  of reducing , pro
      rata , the  amount   of   Class    A    Certificateholder's
      investment ) ........................... $                0.000000000

  (l) The amount set forth in  paragraph  5 (j) above , per $1,000 interest (which  will have had the effect  of reducing , pro
      rata ,  the  amount   of   Class    B    Certificateholder's
      investment ) ........................... $                0.000000000


6. Investor Servicing Fee.


  (a) The amount of  the  Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of February 29, 2000
      ..................................... $                          0.00

  (b) The amount of the  Class B  Monthly Servicing Fee payable by the Trust to the Servicer for the month of February 29, 2000
      ..................................... $                     38,345.83


7. Available Subordinated Amount.


  (a) The  amount  available  to  be  applied   pursuant  to  Sections
      4.03 (c) (i) (B) and (C) of the  Agreement  as  of  the  end  of
      the day   on March 15, 2000     ........ $                       0.00


  (b) The amount set forth in paragraph 7(a) above as a percentage of
      the Class A Interest.  .....................                     0.00%


8. Available Class B Credit Enhancement Amount.


  (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day  on March 15, 2000
      ........................................ $                       0.00

  (b) The amount set forth in paragraph 8(a) above as a percentage of
      the Class B Interest. ....................                       0.00%

9. The Pool Factor.


    The Pool Factor represents the ratio of the amount of the Class A
    Invested amount as of the end of the day on   March 15, 2000
    to the amount of the Class A Invested Amount as of the Closing
    Date. The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class  A  Certificateholder's
    Certificate by the Pool Factor ...........                   0.00000000

    The Pool Factor represents the ratio of the amount of the Class B
    Invested amount as of the end of the day on   March 15, 2000
    to the amount of the Class B Invested Amount as of the Closing
    Date. The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class  B Certificateholder's
    Certificate by the Pool Factor ...........                   0.00000000


10. The aggregate outstanding balance of Receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period related to such Distribution
    Date ................................... $                 6,014,029.30


11. The aggregate outstanding balance of Receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period related to such Distribution
    Date ................................... $                 9,669,805.05



             Greenwood Trust Company as Servicer

                                     By:
                                        -------------------------------------
                                     Title: Vice President, Chief
                                     Accounting Officer & Treasurer

                            MONTHLY SERVICER CERTIFICATE

                              DISCOVER CARD TRUST 1993 B

                            ------------------------------

                                     CREDIT CARD

                              PASS-THROUGH CERTIFICATES

                            ------------------------------



            The undersigned , a duly authorized representative of Greenwood Trust Company ("Greenwood") , as Servicer pursuant to the Pooling
        and   Servicing   Agreement   dated  as  of  Feb.  1,  1993   (the
        "Pooling and Servicing Agreement" ) by and among Greenwood, Discover Receivables Financing Group Inc and Wilmington Trust Company , does hereby certify as follows:



           1. Greenwood is Servicer under the Pooling and Servicing Agreement.

           2. The undersigned is a Servicing Officer.

           3. The aggregate amount of Collections processed
              during the related Due Period was equal to .. $    65,542,434.90

           4. The  aggregate  amount of  Class A  Principal
              Collections  processed by the Servicer during
              the related Due Period is equal to .......... $    44,744,534.43

           5. The aggregate amount  of the Class A  Finance
              Charge  Collections processed by the Servicer
              during the related Due Period is equal to ... $             0.00

           6. The sum of all amounts payable to the  Class A
              Certificateholders on the current Distribution
              Date is equal to ............................ $             0.00

           7. The  aggregate  amount of  Class B  Principal
              Collections  processed by the Servicer during
              the related Due Period is equal to .......... $     4,473,843.93

           8. The aggregate amount  of the Class B  Finance
              Charge  Collections processed by the Servicer
              during the related Due Period is equal to .. $        322,739.06

           9. The  amount  of  drawings  under  the  Class B
              Credit Enhancement required to be made on  the
          succeeding Drawing Date pursuant to
          (a)  Section 4.03(c)(i)(G) is equal to...... $                   0.00
          (b)  Section 4.03(c)(i)(H) is equal to...... $                   0.00
          (c)  Section 4.05 is equal to............... $                   0.00

      10. The sum of all amounts payable to the Class B
          Certificateholders on the current Distribution
          Date is equal to ........................... $          23,136,083.33

      11. The total amount to be deposited in the Principal
          Funding Account on the related Distribution Date
          is equal to ................................ $          23,000,000.00

      12. The total amount on deposit in the Principal
          Funding Account  (after giving effect to the
          deposit referred to in Item 11 above) will be
          equal to ................................... $                   0.00

      13. The total amount to be deposited in the Interest
          Funding Account on the related Distribution Date
          is equal to ................................ $             136,083.33

      14. The total amount on deposit in the Interest
          Funding Account  (after giving effect to the
          deposit referred to in Item 13 above) will be
          equal to ................................... $                   0.00

      15. The Invested Amount as of the end of the current
          Distribution Date .......................... $                   0.00

          (a)  for the Class A Certificateholders will be
               equal to .............................. $                   0.00

          (b)  for the Class B Certificateholders will be
               equal to .............................. $                   0.00

      16. Attached hereto is a true copy of the statement
          required to be delivered by the Servicer on the
          date  of   this  Certificate  to  the   Trustee
          pursuant to section 5.02.


             IN WITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of March 15, 2000



                                   GREENWOOD TRUST COMPANY, as Servicer

                                   By:
                                      -----------------------------------
                                   Title: Vice President, Chief
                                   Accounting Officer & Treasurer